UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 20, 2009 (November 18, 2009)

THE WET SEAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18632	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 699-3900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 19, 2009, The Wet Seal, Inc. (the “Company”) issued a press release describing the financial results of the Company for the third fiscal quarter ended October 31, 2009. Additionally, the Company provided guidance for its fiscal 2009 fourth quarter and announced that on November 18, 2009 its Board of Directors authorized it to repurchase shares of its Class A common stock having an aggregate purchase price of up to $12.5 million. Repurchases are at the option of the Company and can be discontinued at any time. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 19, 2009, the Company issued a press release to announce the appointment of Sharon Hughes as President and Chief Merchandise Officer for its Arden B division, effective November 23, 2009 (the “Effective Date”). A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

General Terms of the Employment Agreement

Under the Employment Agreement between the Company and Ms. Hughes (the “Employment Agreement”) which will become effective as of November 23, 2009 and end on November 23, 2012 (the “Term”), Ms. Hughes is entitled to receive (i) a Base Salary of $450,000 (“Base Salary”) through the first anniversary of the Effective Date and $485,000 commencing as of the first anniversary of the Effective Date through the end of the Term, (ii) an annual performance bonus (pro-rated for partial fiscal years during the Term) targeted at up to 50% of Ms. Hughes’s Base Salary, and a maximum bonus opportunity (pro-rated for partial fiscal years during the Term) of up to 100% of her Base Salary (the “Annual Bonus”); provided that Ms. Hughes is still employed by the Company on the date the Company pays such bonuses, (iii) a retention bonus of $100,000, payable within 30 days of April 1, 2010; provided that Ms. Hughes is still employed with the Company on such date; provided further, however, if Ms. Hughes’s employment is terminated by the Company for Cause or by Ms. Hughes without Good Reason (as defined in the Employment Agreement) prior to the first anniversary of the Effective Date, Ms. Hughes must repay a pro-rated portion of the retention bonus based upon the number of days remaining until the first anniversary of the Effective Date (iv) 54,000 shares of the Company’s Class A common stock (the “Common Stock”), subject to performance-based vesting restrictions (the “Performance Shares”) and (v) an option to purchase 85,000 shares of Common Stock, in each case pursuant to and subject to the Company’s 2005 Stock Incentive Plan.

Equity Grants

The Performance Shares will be granted on the Effective Date in two tranches of 27,000 shares each (the “Tranche 1 Shares” and the “Tranche 2 Shares”).

The two tranches will vest in the manner set forth in the following chart.

Number of Performance Shares within each Tranche	Time Based Vesting Date/ Measurement Period	Share Appreciation Target to be Equaled or Exceeded/Share Allocation
Tranche 1: 27,000	1st anniversary of the Effective Date/Effective Date through the 2rd anniversary thereof	$ $	4.19 per share/13,500 5.03 per share/13,500
Tranche 2: 27,000	2nd anniversary of the Effective Date/ from the 1st anniversary of the Effective Date through the 2nd anniversary thereof	$ $	6.03 per share/13,500 7.24 per share/13,500

The respective share appreciation targets will be deemed to have been met upon the attainment of the respective share appreciation targets as calculated on 20-day weighted average bases during the respective measurement periods.

All of the Performance Shares will be issued pursuant to the Company’s 2005 Stock Incentive Plan.

Severance Benefits

Upon Termination of Ms. Hughes employment with the Company (as defined in Sections 5.1 through 5.5 in the Employment Agreement), Ms. Hughes shall be entitled to receive:

(a) continued compensation, payment for any unreimbursed expenses incurred, incurred but unpaid base compensation and other accrued employee benefits as provided in the Employment Agreement, through the Termination date; and

(b) continued healthcare coverage through COBRA if Ms. Hughes timely elects the coverage.

(c) Upon Termination by the Company without Cause or by Ms. Hughes for Good Reason (as defined in the Employment Agreement) within the first three years of the Effective Date, Ms. Hughes will be entitled to receive (contingent on Ms. Hughes signing a separation agreement, in a form reasonably satisfactory to the Company, and a release, in a form substantially similar to that contained in Appendix C in the Employment Agreement):severance pay in an amount equal to one times Ms. Hughes’s base compensation, in equal bimonthly installments paid over a period of twelve (12) months.

If Ms. Hughes’s employment is Terminated by the Company without cause or by Ms. Hughes for Good Reason (as defined in the Employment Agreement) on or after the third anniversary of the Effective Date or for any other reason during or after the Term, then Ms. Hughes shall not receive any severance payments.

Additional Benefits

Ms. Hughes will be entitled to participate in all employee benefit plans or programs offered by the Company to its employees generally, in accordance with the eligibility requirements for participation therein. The Company will provide Ms. Hughes with a luxury class sedan during the Term of Ms. Hughes’s employment and pay reasonable maintenance, service, gasoline and insurance costs related thereto.

* * *

The foregoing is a summary of the Terms of the Employment Agreement and is qualified in its entirety by the entire Employment Agreement which is filed herewith as Exhibit 10.1.

Also, on November 19, 2009, the Company issued a press release announcing the resignation of Maria Comfort, President and Chief Merchandise Officer of the Wet Seal division, effective immediately. The Company has begun a search for a replacement for Ms. Comfort.

A copy of the Company’s press release appears as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Shell Company Transactions.

Not Applicable.

(d) Exhibits.

10.1	Employment Agreement entered into between the Company and Sharon Hughes, dated as of November 19, 2009.

99.1	Press release, dated as of November 19, 2009, issued by the Company.

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC. (Registrant)

Date: November 20, 2009	By:	/S/ STEVEN H. BENRUBI
	Name:	Steven H. Benrubi
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit

10.1	Employment Agreement entered into between the Company and Sharon Hughes, dated as of November 19, 2009.

99.1	Press release, dated as of November 19, 2009, issued by the Company.